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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 5, 2001 relating to the consolidated financial statements of Micro Therapeutics, Inc., which appears in the Micro Therapeutics, Inc. Annual Report on Form 10-KSB for the year ended December 31, 2000.


PricewaterhouseCoopers LLP

Orange County, California
July 2, 2001